UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2020

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	PBFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

The information set forth in the second paragraph of Item 7.01 below (including Exhibit 99.1) is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure

Preliminary Selected Financial Data of PBF Logistics LP

On May 7, 2020, PBF Energy Inc. (“PBF Energy”), the indirect parent company of the general partner of PBF Logistics LP (the “Partnership”) issued a press release announcing that its indirect subsidiary, PBF Holding Company LLC (“PBF Holding”), and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation, as co-issuers, intend to commence a private offering of Senior Secured Notes due 2025 (the “Notes Offering”) to eligible purchasers.

In connection with the Notes Offering, the Partnership is disclosing under this Item 7.01 of this Current Report on Form 8-K certain information, which is included as Exhibit 99.1 hereto, which is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events

PBF Logistics LP Earnings Release and Quarterly Report on Form 10-Q

On May 7, 2020, the Partnership issued a press release announcing that it will briefly delay its earnings conference call for the first quarter ended March 31, 2020, the filing of its Current Report on Form 8-K setting forth its financial and operating results for the quarter ended March 31, 2020 (the “Earnings Release”) and the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to the coronavirus (“COVID-19”) pandemic in reliance on the “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) issued by the Securities and Exchange Commission. The Partnership expects to hold its earnings conference call and to file the Earnings Release and the Form 10-Q no later than May 15, 2020. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Since early March 2020, the Partnership, as well as its indirect parent and sponsor, PBF Energy, has been following the recommendations of state and local health authorities to minimize the exposure risk for its and PBF Energy’s employees, including suggested and mandated travel restrictions, office closures, stay-at-home orders and limitations on the availability of workforces. These restrictions have in turn caused a delay in the completion of the Earnings Release and Form 10-Q process. In addition, the Partnership’s and PBF Energy’s management has had to devote significant time and attention to assessing the potential impact of the COVID-19 pandemic and related events on its and PBF Energy’s operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing the tasks necessary to file the Earnings Release and Form 10-Q by the applicable filing due date.

As a result of the COVID-19 pandemic, the Partnership is updating the risk factors previously disclosed in the “Risk Factors” section of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) with the following risk factor:

The current COVID-19 pandemic could have a materially adverse impact on the Partnership’s business, including its financial condition, cash flows and results of operations. The Partnership is unable to predict the extent to which the pandemic and related impacts will adversely impact its business, including its financial condition, cash flows and results of operations.

Due to the COVID-19 pandemic and the current extraordinary and volatile market conditions, the Partnership’s business and operating results could be negatively impacted due to demand destruction as a result of the worldwide economic slowdown and governmental responses, including travel restrictions and stay-at-home orders. These conditions could also have a negative impact on its liquidity due to changes in the demand for its services, including a reduction in third-party and incremental affiliate revenue or the inability of its customers to honor their obligations under the commercial agreements. The full impact of the COVID-19 pandemic on the economy and Partnership’s business is unknown and continuously evolving. The ultimate impact on Partnership’s business will depend on numerous factors, including the duration of the effects of the pandemic on the economy, governmental actions as a response to the COVID-19 pandemic, the demand for refined petroleum products, any deterioration in the creditworthiness of its customers and actions taken by national and local governments.

The impacts the COVID-19 pandemic could have on Partnership’s business include:

•

a change in customer demand for its services, including lower third-party throughput and storage and a decrease in incremental throughput associated with the commercial agreements with PBF Holding Company LLC;

•	a reduction in the availability or productivity of its employees to service its customers;

•	a delay in timing for the collections of its receivables for the services it performs;

•	an impairment of its goodwill or long-lived assets;

•	a decrease in its ability to grow its business through organic projects or third-party acquisitions;

•	its inability to meet the covenant requirements of its outstanding debt obligations, which may result in its debt being due on-demand;

•	an impact on its liquidity position, which could result in its inability to pay its payables timely, including interest payments related to its debt obligations;

•	changes or downgrades to its credit ratings; and

•	its ability to have sufficient cash from operations to enable it to pay the minimum quarterly distribution, or require it to reduce or suspend its quarterly distribution.

The foregoing and other continued disruptions to Partnership’s business as a result of the COVID-19 pandemic could result in a material adverse effect on its business, result of operations, financial condition, cash flows and its ability to service its debt obligations. The COVID-19 pandemic may also have the effect of heightening some of the other risks described in the “Risk Factors” section of Partnership’s 2019 Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Certain Information of the Partnership.

99.2	Press Release dated May 7, 2020 to announce the date change for first quarter 2020 earnings release and call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
	By:	PBF Logistics GP LLC, its general partner

Date: May 7, 2020		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)